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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Earliest Event Reported:  April 29, 1998


                                NGC CORPORATION
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            (Exact Name of Registrant As Specified In Its Charter)



     Delaware                            1-11156            94-3248415
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 (State or Other Jurisdiction  (Commission File Number)  (IRS Employer
    of Incorporation)                                     Identification Number)


                          1000 Louisiana, Suite 5800
                             Houston, Texas  77002
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                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                (713) 507-6400
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ITEM 5:  OTHER EVENTS

          On April 29, 1998, NGC Corporation ("NGC") issued a press release announcing its 1998 first-quarter results. A copy of NGC's press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) FINANCIAL STATEMENTS - Not applicable.

          (b) PRO-FORMA FINANCIAL INFORMATION - Not applicable.

          (c) EXHIBITS -

              99.1 Press Release dated April 29, 1998.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NGC CORPORATION


                                    By:/s/ Lisa Q. Metts
                                       ---------------------------
                                       Lisa Q. Metts
                                       Assistant General Counsel


DATE:   May 7, 1998

                                       3
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                                 EXHIBIT INDEX

EXHIBIT                                                 SEQUENTIALLY
Number                      DESCRIPTION                 NUMBERED PAGE
------                      -----------                -------------

99.1            Press Release dated April 29, 1998            5

                                       4